UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  April 11, 2019

AVALANCHE INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-179028	38-3841757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5940 S. Rainbow Blvd., Las Vegas, NV 89118

 (Address of principal executive offices) (Zip Code)

(888) 863-9490

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

Item 1.01 Entry into a Material Definitive Agreement.

On April 11, 2019 (the “Closing Date”), Avalanche International Corp., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with an institutional investor (the “Investor”) providing for the issuance of (i) a 10% Senior Secured Convertible Promissory Note (the “Convertible Note”) with a principal face amount of $2,750,000, which Convertible Note is, subject to certain conditions, convertible into 3,235,294 shares (the “Conversion Shares”) of common stock of the Company at $0.85 per share (“Common Stock”), subject to adjustment, and (ii) a five-year warrant (the “Warrant”) to purchase 1,617,647 shares of Common Stock (the “Warrant Shares” and with the Conversion Shares, the “Issuable Shares”) at an exercise price of $0.85 (the “Financing”). Pursuant to a registration rights agreement entered into with the Investor on the Closing Date (the “Registration Rights Agreement”), the Company agreed to file a registration statement on Form S-1 to register the Issuable Shares, including all shares of Common Stock issued and issuable as interest or principal on the Convertible Note, within ninety (90) days of the Closing Date.

Pursuant to the SPA, the Company and certain of its subsidiaries (the “Subsidiaries”) and the Investor entered into a security agreement (the “Security Agreement”), pursuant to which the Company and its Subsidiaries granted to the Investor a security interest in, among other items, the Company’s and the Subsidiaries’ accounts, chattel paper, documents, equipment, general intangibles, instruments and inventory, and all proceeds, as set forth in the Security Agreement. In addition, two affiliated parties of the Company jointly and severally agreed to guaranty and act as surety for the Company’s obligation to repay the Convertible Note pursuant to a Guaranty (the “Guaranty”).

As a condition to closing of the SPA, all officers, directors, and 5% or greater shareholders of the Company have each entered into a lock-up agreement (the “Lock-Up Agreement”) pursuant to which such affiliates shall not offer, sell, transfer or otherwise dispose of any Common Stock or similar securities, or exercise any right with respect to the registration thereof, until the date on which the Convertible Note is no longer outstanding, subject to the conditions set forth in the Lock-Up Agreement.

In order to facilitate the Financing, the Company, its existing senior creditors (the “Lenders”), and the Investor entered into an Intercreditor Agreement (the “Intercreditor Agreement”) pursuant to which the Lenders agreed to subordinate their respective senior interests in the Collateral (as defined in the Intercreditor Agreement), but only with respect to the Collateral, to the secured interest granted to the Investor pursuant to the Security Agreement.

Description of the Senior Secured Convertible Promissory Note

The Convertible Note has a principal face amount of $2,750,000 and bears interest at 10% per annum, payable monthly, which twelve (12) months’ interest amount shall be guaranteed and the remaining unpaid portion thereof shall be accelerated and payable in connection with any conversion of the Convertible Note (the “Make-Whole Amount”). Commencing on the first Trading Day of the fifth month following the Closing Date and for a period of eight months, the Company shall make amortization payments in cash to the Investor in eight equal monthly payments until the Convertible Note is satisfied in full (each, an “Amortization Payment”). Each Amortization Payment shall consist of one-eight (1/8th) of each of the original principal amount of the Convertible Note, accrued but unpaid interest and the Make-Whole Amount in accordance with the Amortization Payment Schedule set forth in the Convertible Note. The Convertible Note is convertible into common stock at $0.85 per share (the “Conversion Price”), subject to adjustment for customary stock splits, stock dividends, combinations or similar events, and subject to the beneficial ownership limitation. The Convertible Note contains standard and customary events of default including, but not limited to, failure to make payments when due under the Convertible Note, failure to comply with certain covenants contained in the Convertible Note, or bankruptcy or insolvency of the Company.

During the term of the Convertible Note or the Investor holds any Conversion Shares, in the event that the Company or any subsidiary thereof, as applicable, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue any Common Stock or Common Stock Equivalents, at an effective price per share less than the Conversion Price (the “Base Share Price”), then simultaneously with the consummation of each dilutive issuance, the Conversion Price shall be reduced and only reduced to equal the Base Share Price.

At any time after the Closing Date, the Company may deliver a notice to the Investor of its irrevocable election to redeem some or all of the then outstanding principal amount of the Convertible Note for cash for an amount equal to the Optional Redemption Amount (as defined in the Convertible Note) on the tenth (10th) Trading Day following the date of the notice. During the term of the Convertible Note, in the event that the Company consummates a Subsequent Financing (as defined in the SPA), the Investor shall have the right to require the Company to first use up to 100% of the gross proceeds of such Subsequent Financing to redeem all or a portion of the Convertible Note for an amount in cash equal to the Mandatory Redemption Amount (as defined in the Convertible Note).

Description of the Warrant

The Warrant entitles the holder to purchase shares of the Company’s common stock for a period of five years subject to certain beneficial ownership limitations. The Warrant is exercisable immediately commencing on the issuance date. The Warrant has an exercise price of $0.85 per share, subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The Warrant may be exercised on a cashless basis prior to registration of the underlying common stock and for cash subsequent to registration.

The foregoing are only brief descriptions of the material terms of the SPA, Convertible Note, Warrant, Registration Rights Agreement, Security Agreement, Guaranty, Lock-up Agreement, and Intercreditor Agreement, the forms of which are attached hereto as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02. The Convertible Note, the Warrants and the Issuable Shares described in this Current Report on Form 8-K were offered and sold to the Investor in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933 and, as applicable, Rule 506 of Regulation D promulgated thereunder.

Item 9.01 Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description

4.1	Form of 10% Senior Secured Convertible Promissory Note
4.2	Form of Warrant
4.3	Form of Registration Rights Agreement
10.1	Securities Purchase Agreement
10.2	Form of Security Agreement
10.3	Form of Guaranty
10.4	Form of Lock-up Agreement
10.5	Form of Intercreditor Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVALANCHE INTERNATIONAL CORP.

Date: April 12, 2019	By:	/s/ Philip E. Mansour
Philip E. Mansour
Chief Executive Officer